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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 30, 2001
                                                 -------------------------------

                        Standard Automotive Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                  001-13657               52-2018607
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(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)

321 Valley Road, Hillsborough, New Jersey                       08844-4056
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code    (908) 874-7778
                                                   -----------------------------

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         (Former name or former address, if changed since last report)


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         Item 5.  Other Events.

         On August 1, 2001, Standard Automotive Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                  (c) Exhibits. The following documents are filed as exhibits to this Report:

                           99.1     Press Release, dated August 1, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           Standard Automotive Corporation
                                      ------------------------------------------
                                                     (Registrant)

          August 1, 2001                         /s/ Joseph Spinella
--------------------------------      ------------------------------------------
               Date                           Joseph Spinella, Secretary